American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
April 30, 2025

One Choice Blend+ 2065 Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 65.1%
Avantis U.S. Equity Fund G Class	153,035	2,653,633
Avantis U.S. Small Cap Value Fund G Class	15,596	229,579
Focused Dynamic Growth Fund G Class(2)	26,763	1,787,800
Focused Large Cap Value Fund G Class	172,253	1,755,256
Heritage Fund G Class	15,752	431,449
Mid Cap Value Fund G Class	27,185	415,924
Small Cap Growth Fund G Class	10,601	231,001
		7,504,642
International Equity Funds — 30.0%
Avantis Emerging Markets Equity Fund G Class	27,080	322,798
Avantis International Equity Fund G Class	75,373	986,633
Emerging Markets Fund G Class	41,900	488,554
Focused International Growth Fund G Class	30,997	557,635
Global Real Estate Fund G Class	24,882	324,467
International Small-Mid Cap Fund G Class	22,602	228,736
Non-U.S. Intrinsic Value Fund G Class	59,316	552,824
		3,461,647
Domestic Fixed Income Funds — 3.6%
Avantis Core Fixed Income Fund G Class	36,749	307,958
High Income Fund G Class	8,988	76,574
Inflation-Adjusted Bond Fund G Class	2,662	28,692
		413,224
International Fixed Income Funds — 1.3%
Emerging Markets Debt Fund G Class	4,714	42,142
Global Bond Fund G Class	12,967	113,589
		155,731
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $10,442,267)		11,535,244
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$11,535,244

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$1,882	$999	$141	$(86)	$2,654	153	—	$34
Avantis U.S. Small Cap Value Fund	175	108	9	(45)	229	16	—	8
Focused Dynamic Growth Fund(3)	1,269	710	258	67	1,788	27	$(8)	—
Focused Large Cap Value Fund	1,252	708	109	(96)	1,755	172	(5)	138
Heritage Fund	296	179	26	(18)	431	16	2	41
Mid Cap Value Fund	304	155	8	(35)	416	27	—	31
Small Cap Growth Fund	167	91	8	(19)	231	11	—	2
Avantis Emerging Markets Equity Fund	231	108	12	(4)	323	27	—	9
Avantis International Equity Fund	694	314	73	52	987	75	(1)	32
Emerging Markets Fund	348	161	26	5	488	42	—	8
Focused International Growth Fund	388	174	16	12	558	31	—	4
Global Real Estate Fund	229	108	8	(5)	324	25	1	9
International Small-Mid Cap Fund	156	83	3	(7)	229	23	—	6
Non-U.S. Intrinsic Value Fund	383	237	52	(15)	553	59	(5)	58
Avantis Core Fixed Income Fund	459	134	284	(1)	308	37	—	14
High Income Fund	116	30	68	(2)	76	9	1	5
Inflation-Adjusted Bond Fund	42	10	24	1	29	3	—	1
Emerging Markets Debt Fund	62	15	36	1	42	5	—	2
Global Bond Fund	169	46	100	(1)	114	13	3	3
	$8,622	$4,370	$1,261	$(196)	$11,535	771	$(12)	$405
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.